Collateral Management Agreement
                         -------------------------------


                  This Agreement, dated as of November 13, 1997, is entered into by and between ML CLO XII Pilgrim America (Cayman) Ltd., a company incorporated under the laws of the Cayman Islands, with its registered office located at the offices of Messrs. Maples and Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies (together with successors and assigns permitted hereunder, the "Issuer"), and Pilgrim
America Investments, Inc., ("Pilgrim America" or, in such capacity, the "Collateral Manager"), a Delaware corporation, with its principal offices located at Two Renaissance Square, 40 North Central Ave., Suite 12, Phoenix AZ 85004-4424, as collateral manager.


                                   WITNESSETH:
                                   -----------


                  WHEREAS, the Issuer intends to issue its Class A Floating Rate Senior Secured Notes due 2009 (the "Class A Notes"), Class B Second Senior Secured Notes due 2009 (the "Class B Notes"),(the Class A Notes together with the Class B Notes, the "Senior Notes"), and Class C Subordinated Notes due 2009 (the "Class C Notes" and, together with the Senior Notes, the "Notes") pursuant to an indenture (the "Indenture") to be dated as of November 13, 1997, among the Issuer, ML CLO XII Pilgrim America (Delaware) Corp., as co-issuer of the Notes (the "Co-Issuer"), and State Street Bank & Trust Company, as trustee (together with any successor trustee permitted under the Indenture, the "Trustee");

                  WHEREAS, the Issuer intends to pledge certain Collateral Debt Securities, Eligible Investments and Cash (all as defined in the Indenture) and certain other assets (all as set forth in the Indenture) (collectively, the "Collateral") to the Trustee as security for the Notes;

                  WHEREAS, the Issuer wishes to enter into this Collateral Management Agreement, pursuant to which the Collateral Manager agrees to perform, on behalf of the Issuer, certain duties with respect to the Collateral securing the Notes in the manner and on the terms set forth herein; and

                  WHEREAS, the Collateral Manager has the capacity to provide the services required hereby and is prepared to perform such services upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

                  1.       Definitions.

                  Terms used herein and not defined below shall have the meanings set forth in the Indenture.

                  "Agreement" shall mean this Collateral Management Agreement, as amended from time to time.

                  "Board of Directors" shall mean the directors of the Issuer duly appointed from time to time pursuant to the Memorandum of Association and Articles of Association in accordance with Cayman Islands law.
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                  "Change of Control"  shall mean the persons  currently  owning and controlling voting securities of Pilgrim America failing to own and control, directly or indirectly, in the aggregate, at least 50% of the outstanding voting securities of Pilgrim America.

                  "Governing Instruments" shall mean the memorandum, articles or certificate of incorporation or association and by-laws, if applicable, in the case of a corporation, or the partnership agreement, in the case of a partnership.

                  2.       General Duties of the Collateral Manager.

                  The Collateral Manager shall provide services to the Issuer as follows:

                           (a)  Subject to and in  accordance  with the terms of
the Indenture and this Agreement, the Collateral Manager agrees to supervise and direct the investment and reinvestment of the Collateral, and shall perform on behalf of the Issuer the duties that have been specifically delegated to the Collateral Manager in this Agreement and in the Indenture (and the Collateral Manager shall have no obligation to perform any other duties under the Indenture) and, to the extent necessary or appropriate to perform such duties, the Collateral Manager shall have the power to execute and deliver all necessary and appropriate documents and instruments on behalf of the Issuer with respect thereto. The Collateral Manager shall, subject to the terms and conditions of the Indenture, perform its obligations hereunder and under the Indenture with reasonable care, using a degree of skill and attention no less than that which the Collateral Manager (i) exercises with respect to comparable assets that it manages for itself and (ii) exercises with respect to comparable assets that it manages for others, and in a manner consistent with practices and procedures followed by institutional managers of national standing relating to assets of the nature and character of the Collateral, except as expressly provided otherwise in this Agreement and/or the Indenture. To the extent not inconsistent with the foregoing, the Collateral Manager shall follow its customary standards, policies and procedures in performing its duties hereunder (including those duties of the Issuer under the Indenture which the Collateral Manager has agreed to perform on the Issuer's behalf pursuant to this Agreement). The Collateral Manager shall comply with all the terms and conditions of the Indenture affecting the duties and functions that have been delegated to it thereunder and hereunder. The Collateral Manager shall not be bound to follow any amendment to the Indenture, however, until it has received written notice thereof and until it has received a copy of the amendment from the Issuer or the Trustee; provided, however, that the Collateral Manager shall not be bound by any amendment to the Indenture that materially increases the duties or liabilities of the Collateral Manager unless the Collateral Manager shall have consented thereto. The Issuer agrees that it will not permit any amendment to the Indenture that materially increases the duties or liabilities of the Collateral Manager to become effective unless the Collateral Manager has been given prior written notice of such amendment and consented thereto in writing;

                           (b)  the   Collateral   Manager   shall   select  any
Collateral which shall be acquired by the Issuer pursuant to the Indenture in accordance with the investment criteria set forth therein, and shall take into consideration the payment obligations of the Issuer under the Indenture on each Distribution Date in so doing, such that expected distributions on the
Collateral Debt Securities permit a timely performance of the payment obligations by the Issuer;

                           (c)  the   Collateral   Manager   shall  monitor  the
Collateral on an ongoing basis and provide to the Issuer all opinions, reports, schedules and other data which the Issuer is required to prepare, deliver or furnish under the Indenture, in the form and containing all information required thereby and in sufficient time for the Issuer to review such required reports, schedules and data and to deliver them to the parties entitled thereto under the Indenture; the Collateral Manager shall be responsible for obtaining to the
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extent practicable any information concerning whether a Collateral Debt Security has become a Defaulted Security;

                           (d)  the  Collateral  Manager,   subject  to  and  in
accordance with the provisions of the Indenture may, at any time, direct the Trustee (i) to dispose of a Collateral Debt Security or an Eligible Investment or other securities received in respect thereof in the open market or otherwise, or (ii) to acquire, as security for the Notes in substitution for or in addition to any one or more Collateral Debt Securities or Eligible Investments included in the Collateral, one or more Substitute Collateral Debt Securities or Eligible Investments, and may, in each case subject to and in accordance with the provisions of the Indenture, as agent of the Issuer, require the Trustee to take the following actions with respect to a Collateral Debt Security or Eligible
Investment:

                                        (i) retain such Collateral Debt Security
         or Eligible Investment; or

                                        (ii)  dispose  of such  Collateral  Debt
         Security or Eligible Investment in the open market or otherwise; or

                                        (iii)   if   applicable,   tender   such
         Collateral Debt Security or Eligible  Investment  pursuant to an Offer;
         or

                                        (iv)  if  applicable,   consent  to  any
         proposed amendment, modification or waiver pursuant to an Offer; or

                                        (v) retain or dispose of any  securities
         or other property (if other than cash)  received  pursuant to an Offer;
         or

                                        (vi) waive any default  with  respect to
         any Defaulted Security; or

                                        (vii) vote to accelerate the maturity of
         any Defaulted Security; or

                                        (viii)  exercise  any  other  rights  or
         remedies with respect to such Collateral Debt Security or Eligible Investment as provided in the related Underlying Instruments or take any other action consistent with the terms of the Indenture which is in the best interests of the Noteholders.

                           (e) The Collateral  Manager  covenants and agrees, in
performing its duties hereunder, that it will seek to manage the Collateral in such a way that there will be sufficient funds available on each Distribution Date in accordance with the priorities set forth in the Indenture (i) to pay interest on the Senior Notes in a timely manner, (ii) to repay the principal of each Class of Notes in full on or prior to their respective stated maturity dates and (iii) subject to (i) and (ii) above, to maximize the returns to the Holders of the Class C Notes.

                           (f)  The  Collateral  Manager  hereby  agrees  to the
following:

                                        (i) The Collateral Manager agrees not to
         institute against, or join any other Person in instituting against, the Issuer or the Co-Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under federal or state bankruptcy or similar laws until at least one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under the Indenture.
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                                        (ii) The Collateral  Manager shall cause
         any sale of any Collateral Debt Security to be conducted on an arm's length basis.

                           (g) In providing services  hereunder,  the Collateral
Manager may employ third parties, including its Affiliates, to render advice (including investment advice) and assistance; provided, however, that the Collateral Manager shall not be relieved of any of its duties hereunder regardless of the performance of any services by third parties.

                  3.       Brokerage.

                  The Collateral Manager shall seek to obtain the best prices and execution for all orders placed with respect to the Collateral, considering all circumstances. Subject to the objective of obtaining best prices and execution, the Collateral Manager may take into consideration research and other brokerage services furnished to the Collateral Manager or its Affiliates by brokers and dealers which are not Affiliates of the Collateral Manager. Such services may be used by the Collateral Manager or its Affiliates in connection with its other advisory activities or investment operations. The Collateral Manager may aggregate sales and purchase orders of securities placed with respect to the Collateral with similar orders being made simultaneously for other accounts managed by Collateral Manager or with accounts of the Affiliates of the Collateral Manager, if in the Collateral Manager's reasonable judgment such aggregation shall result in an overall economic benefit to the Collateral, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. When any aggregate sales or purchase orders occur, the objective of the Collateral Manager (and any of its Affiliates involved in such transactions) shall be to allocate the executions among the accounts in an equitable manner.

                  In addition to the foregoing and subject to the objective of obtaining best prices and execution and to the extent permitted by applicable law, the Collateral Manager may, on behalf of the Issuer, direct the Trustee to acquire any and all of the Eligible Investments or other Collateral from, or sell Collateral Debt Securities or other Collateral to, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its Affiliates or any other firm.

                  4.       Additional Activities of the Collateral Manager.

                  Nothing herein shall prevent the Collateral Manager or any of its Affiliates from engaging in other businesses, or from rendering services of any kind to the Issuer and its Affiliates, the Trustee, the Noteholders or any other Person or entity to the extent permitted by applicable law. Without prejudice to the generality of the foregoing, the Collateral Manager and directors, officers, employees and agents of the Collateral Manager or its Affiliates may, among other things, and subject to any limits specified in the
Indenture:

                           (a)  serve  as  directors  (whether   supervisory  or
managing), officers, partners, employees, agents, nominees or signatories for the Issuer, its Affiliates or any issuer of any obligations included in the Collateral or their respective Affiliates, to the extent permitted by their Governing Instruments, as from time to time amended, or by any resolutions duly adopted by the Issuer, its Affiliates or any issuer of any obligations included in the Collateral or their respective Affiliates, pursuant to their respective Governing Instruments; provided, that in the reasonable judgment of the Collateral Manager, such activity will not have a material adverse effect on any item of the Collateral;

                           (b) receive fees for services of any nature  rendered
to the issuer of any obligations included in the Collateral or their respective Affiliates; provided, that in the reasonable judgment of the Collateral Manager, such activity will not have a material adverse effect on any item of the Collateral; and provided,
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further,  that if any portion of such  services  are related to any  obligations included in the Collateral, the portion of such fees relating to such obligations shall be deposited into the Collection Account; and

                           (c) be a secured or unsecured creditor of, or hold an
equity interest in, the Issuer, its Affiliates or any issuer of any obligation included in the Collateral.

                  It is understood that the Collateral Manager and any of its Affiliates may engage in any other business and furnish investment management and advisory services to others, including Persons which may have investment policies similar to those followed by the Collateral Manager with respect to the Collateral and which may own securities of the same class, or which are the same type, as the Collateral Debt Securities or other securities of the issuers of Collateral Debt Securities. The Collateral Manager will be free, in its sole discretion, to make recommendations to others, or effect transactions on behalf of itself or for others, which may be the same as or different from those effected with respect to the Collateral.

                  Unless the Collateral Manager determines in its reasonable judgment that such purchase or sale is appropriate, the Collateral Manager may refrain from directing the purchase or sale hereunder of securities issued by
(i) Persons of which the Collateral Manager, its Affiliates or any of its or their officers, directors or employees are directors or officers, (ii) Persons for which the Collateral Manager or its Affiliate act as financial adviser or underwriter or (iii) Persons about which the Collateral Manager or any of its Affiliates have information which the Collateral Manager deems confidential or non-public or otherwise might prohibit it from trading such securities in accordance with applicable law. The Collateral Manager shall not be obligated to pursue any particular investment strategy or opportunity with respect to the Collateral.
                  5.       Conflicts of Interest.

                  The Collateral Manager shall not direct the Trustee to acquire an obligation to be included in the Collateral from the Collateral Manager or any of its Affiliates as principal or to sell an obligation to the Collateral Manager or any of its Affiliates as principal unless the Issuer shall have received from the Collateral Manager such information relating to such acquisition as it may reasonably require and shall have approved such acquisition. The Collateral Manager shall not direct the Trustee to purchase any Collateral Debt Security for inclusion in the Collateral directly from any account or portfolio for which the Collateral Manager serves as investment advisor, or direct the Trustee to sell directly any Collateral Debt Security to any account or portfolio for which the Collateral Manager serves as investment advisor except in compliance with the 1940 Act, the Investment Advisers Act of 1940 and the procedures set forth in Exhibit A.

                  6.       Records; Confidentiality.

                  The  Collateral  Manager shall maintain  appropriate  books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by a representative of the Issuer, the Trustee, the Noteholders, and the Independent accountants appointed by the Issuer pursuant to the Indenture at a mutually agreed time during normal business hours and upon not less than three Business Days' prior notice. At no time will the Collateral Manager make a public announcement concerning the issuance of the Notes, the Collateral Manager's role hereunder or any other aspect of the transactions contemplated by this Agreement and the
Indenture.   The  Collateral   Manager  shall  keep  confidential  any  and  all
information obtained in connection with the services rendered hereunder and shall not disclose any such information to non-affiliated third parties except
(i) with the prior written consent of the Issuer, (ii) such information as any Rating Agency shall reasonably request in connection with its rating of any Class of the Senior Notes, (iii) as required by law, regulation, court order or the rules or regulations of any self-regulating
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organization,  body or official having jurisdiction over the Collateral Manager,
(iv) to its professional advisers, (v) such information as shall have been publicly disclosed other than in violation of this Agreement, or (vi) such
information   that  was  or  is  obtained  by  the   Collateral   Manager  on  a
non-confidential basis, provided that the Collateral Manager does not know or have reason to know of any breach by such source of any confidentiality
obligations  with  respect  thereto.   For  purposes  of  this  Section  6,  the
Noteholders shall in no event be considered "non-affiliated third parties."

                  7.       Obligations of Collateral Manager.

                  Unless otherwise specifically required by any provision of the Indenture or this Agreement or by applicable law, the Collateral Manager shall use all reasonable efforts to ensure that no action is taken by it, and shall not intentionally or with reckless disregard take any action, which would (a) materially adversely affect the Issuer or the Co-Issuer for purposes of Cayman Islands law (to the extent the Collateral Manager has knowledge thereof), United States federal or state law or any other law known to the Collateral Manager to be applicable to the Issuer, (b) not be permitted under the Issuer's Memorandum of Association or Articles of Association, (c) violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Issuer or the Co-Issuer including, without limitation, any Cayman Islands law (to the extent the Collateral Manager has knowledge thereof), or United States federal, state or other applicable securities law the violation of which has or could reasonably be expected to have an adverse effect on any Noteholder, on the business, operations, assets or financial condition of the Issuer or the Co-Issuer, or on the ability of the Collateral Manager to perform its obligations hereunder, (d) require registration of the Issuer or the Co-Issuer or the pool of Collateral as an "investment company" under the Investment Company Act, (e) cause the Issuer or the Co-Issuer to violate the terms of the Indenture, (f) adversely affect the interests of the Noteholders in any material respect, or (g) subject the Issuer to U.S. federal or state income taxation. For purposes of this Section 7, the Collateral Manager will be entitled to assume that as of the Closing Date, none of the actions referred to in the preceding sentence have been taken. The Collateral Manager covenants that it shall comply in all material respects with all laws and regulations applicable to it in connection with the performance of its duties under this Agreement and the Indenture. Notwithstanding anything in this Agreement, the Collateral Manager shall not take any discretionary action that would reasonably be expected to cause an Event of Default under the Indenture.

                  8.       Compensation.

                           (a) The Issuer shall pay to the  Collateral  Manager,
for services rendered and performance of its obligations under this Agreement, the Collateral Management Fee, which shall be payable in such amounts and at such times as set forth in the Indenture. If on any Distribution Date there are insufficient funds to pay such fee (and/or any other amounts due and payable to the Collateral Manager) in full, the amount not so paid shall be deferred and shall be payable on such later Distribution Date on which funds are available therefor as provided in the Indenture.

                           (b) The Collateral  Manager shall be responsible  for
the ordinary expenses incurred in the performance of its obligations under this Agreement; provided, however, that any extraordinary expenses incurred by the Collateral Manager in the performance of such obligations (including, but not limited to, any reasonable expenses incurred by it to employ outside lawyers or consultants reasonably necessary in connection with the default or restructuring of any Collateral Debt Security or other unusual matters arising in the performance of its duties under this Agreement and the Indenture) shall be reimbursed by the Issuer to the extent funds are available therefor in accordance with and subject to the limitations contained in the Indenture. It is understood that ordinary direct expenses of the purchase and sale of Collateral Debt Securities (including, but
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not  limited  to,  reasonable  and  customary  brokerage  fees and  commissions, transfer fees, Rating Agency fees and legal expenses) will be expenses of the Issuer and not of the Collateral Manager.

                           (c) If  this  Agreement  is  terminated  pursuant  to
Section 12, Section 14 or otherwise, the fees payable to the Collateral Manager shall be prorated for any partial periods between Distribution Dates during which this Agreement was in effect and shall be due and payable on the first Distribution Date following the date of such termination, subject to the provisions of the Indenture.

                  9.       Benefit of the Agreement.

                  The Collateral Manager agrees that its obligations under this Agreement shall be enforceable at the instance of the Issuer, the Trustee, on behalf of the Noteholders, or the requisite percentage of Noteholders as provided in the Indenture.

                  10.      Limits of Collateral Manager Responsibility

                           (a) The Collateral  Manager assumes no responsibility
under this Agreement other than to render the services called for hereunder and under the terms of the Indenture made applicable to it pursuant to the terms of this Agreement in good faith and, subject to the standard of conduct described in the next sentence, shall not be responsible for any action of the Issuer or the Trustee in following or declining to follow any advice, recommendation or direction of the Collateral Manager. The Collateral Manager, its directors, officers, stockholders, partners, agents and employees, and its Affiliates and their directors, officers, stockholders, partners, agents and employees, shall not be liable to the Issuer, the Trustee, the Noteholders or any other person for any losses (including, but not limited to, losses in value of the Collateral), claims, damages, judgments, assessments, costs or other liabilities (collectively, "Liabilities") incurred by the Issuer, the Trustee, or the Noteholders that arise out of or in connection with the performance by the Collateral Manager of its duties under this Agreement and the Indenture, except
(i) by reason of acts or omissions constituting bad faith, willful misconduct, negligence or breach of fiduciary duty in the performance, or reckless disregard, of the obligations of the Collateral Manager hereunder and under the terms of the Indenture applicable to it or (ii) with respect to the information concerning the Collateral Manager provided in writing by the Collateral Manager for inclusion in the Offering Memorandum dated November 11, 1997 relating to Collateralized Loan Obligations issuable in series (the "Base Memorandum"), and the Supplements dated November 11, 1997 to the Base Memorandum relating to the Senior Notes and the Subordinated Notes (the "Note Supplements" and together with the Base Memorandum, the "Offering Memorandum"), such information containing any untrue statement of material fact or omitting to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The matters described in (i) and (ii) in the preceding sentence are collectively referred to for purposes of this paragraph 10 as "Collateral Manager Breaches".

                           (b) The Issuer shall indemnify and hold harmless (the
Issuer in such case, the "Indemnifying Party") the Collateral Manager, its directors, officers, stockholders, partners, agents and employees (such parties collectively in such case, the "Indemnified Parties") from and against any and all Liabilities, and will reimburse each Indemnified Party for all reasonable
fees  and  expenses   (including   reasonable  fees  and  expenses  of  counsel)
(collectively, the "Expenses") as such Expenses are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation with respect to any pending or threatened litigation (collectively, the "Actions"), caused by, or arising out of or in connection with the issuance of the Notes, the transactions contemplated by the Offering Memorandum, the Indenture, the loan purchase agreement among the Collateral Manager, the Issuer and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated July 23, 1997, the bond purchase agreement between the Collateral Manager and Merrill Lynch
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International  dated July 23, 1997, or this  Agreement,  and/or any action taken by, or any failure to act by, such Indemnified Party; provided, however, that no Indemnified Party shall be indemnified for any Liabilities or Expenses it incurs as a result of any acts or omissions by any Indemnified Party constituting Collateral Manager Breaches. Notwithstanding anything contained herein to the contrary, the obligations of the Issuer under this Section 10 shall be payable solely out of the Collateral in accordance with the priorities set forth in the Indenture.

                           (c) With  respect  to any  claim  made or  threatened
against an Indemnified Party, or compulsory process or request or other notice of any loss, claim, damage or liability served upon an Indemnified Party, for which such Indemnified Party is or may be entitled to indemnification under this
Section 10, such Indemnified Party shall (or with respect to Indemnified Parties that are directors, officers, stockholders, agents or employees of the Collateral Manager, the Collateral Manager shall cause such Indemnified Party
to):

                                        (i)   give   written   notice   to   the
         Indemnifying Party of such claim within ten (10) days after such claim is made or threatened, which notice shall specify in reasonable detail the nature of the claim and the amount (or an estimate of the amount) of the claim; provided, however, that the failure of any Indemnified Party to provide such notice to the Indemnifying Party shall not relieve the Indemnifying Party of its obligations under this Section 10 unless the Indemnifying Party is materially prejudiced or otherwise forfeits rights or defenses by reason of such failure;

                                        (ii) provide the Indemnifying Party such
         information and cooperation with respect to such claim as the Indemnifying Party may reasonably require, including, but not limited to, making appropriate personnel available to the Indemnifying Party at such reasonable times as the Indemnifying Party may request;

                                        (iii)  cooperate and take all such steps
         as the Indemnifying Party may reasonably request to preserve and protect any defense to such claim;

                                        (iv) in the event suit is  brought  with
         respect to such claim, upon reasonable prior notice, afford to the Indemnifying Party the right, which the Indemnifying Party may exercise in its sole discretion and at its expense, to participate in the investigation, defense and settlement of such claim;

                                        (v) neither  incur any material  expense
         to defend against nor release or settle any such claim or make any admission with respect thereto (other than routine or incontestable admissions or factual admissions the failure to make which would expose such Indemnified Party to unindemnified liability) nor permit a default or consent to the entry of any judgment in respect thereof, in each case without the prior written consent of the Indemnifying Party; and

                                        (vi)  upon   reasonable   prior  notice,
         afford to the Indemnifying Party the right, in its sole discretion and at its sole expense, to assume the defense of such claim, including, but not limited to, the right to designate counsel and to control all negotiations, litigation, arbitration, settlements, compromises and appeals of such claim; provided, that if the Indemnifying Party assumes the defense of such claim, it shall not be liable for any fees and expenses of counsel for any Indemnified Party incurred thereafter in connection with such claim except that if such Indemnified Party reasonably determines that counsel designated by the Indemnifying Party has a conflict of interest due to the conflicting interests of the Indemnifying Party and the Indemnified Party, such Indemnifying Party shall pay the reasonable fees and disbursements of one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and provided further, that
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         prior to  entering  into  any  final  settlement  or  compromise,  such
         Indemnifying Party shall use its best efforts in the light of the then prevailing circumstances.

                           (d) In the event that any  Indemnified  Party  waives
its right to indemnification hereunder, the Indemnifying Party shall not be entitled to appoint counsel to represent such Indemnified Party nor shall the Indemnifying Party reimburse such Indemnified Party for any costs of counsel to such Indemnified Party.

                           (e)  Nothing  herein  shall in any way  constitute  a
waiver or limitation of any rights which the Issuer may have under any U.S. federal securities laws.

                  11.      No Partnership or Joint Venture.

                  The Issuer and the Collateral Manager are not partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them. The Collateral Manager's relation to the Issuer shall be deemed to be that of an independent contractor.

                  12.      Term; Termination.

                           (a)  This  Agreement  shall  commence  as of the date
first set forth above and shall continue in force and effect until the first of the following occurs: (i) the payment in full of the Notes and the termination of the Indenture in accordance with its terms; (ii) the liquidation of the Collateral and the final distribution of the proceeds of such liquidation to the Noteholders; or (iii) the termination of this Agreement in accordance with subsection (b), (c) or (d) of this Section 12 or Section 14 of this Agreement.

                           (b) Notwithstanding any other provision hereof to the
contrary, this Agreement may be terminated without cause by the Collateral Manager, and the Collateral Manager may resign, upon 90 days' (or such shorter notice as is acceptable to the Issuer) written notice to the Issuer; provided, however, that no such termination or resignation shall be effective until the date as of which a successor Collateral Manager shall have agreed in writing to assume all of the Collateral Manager's duties and obligations pursuant to this Agreement, and the Issuer shall use its best efforts to appoint a successor Collateral Manager to assume such duties and obligations. Any replacement Collateral Manager must be appointed by the Issuer and approved by the Holders of a Majority of the Aggregate Outstanding Amount of the Controlling Class of Notes.

                           (c) This  Agreement  may be terminated at any time by
the Issuer, and the Issuer may remove the Collateral Manager, upon 90 days' prior written notice to the Collateral Manager (or such shorter notice as is acceptable to the Collateral Manager). The Issuer agrees that prior to the delivery by it of a notice of termination pursuant to this subsection (c), it shall obtain the consent to such termination from the holders of a Majority of the Aggregate Outstanding Amount of the Controlling Class of Notes.
Notwithstanding the foregoing, no termination pursuant to this subsection (c) shall be effective until the date as of which a successor Collateral Manager shall have agreed in writing to assume all of the Collateral Manager's duties and obligations pursuant to this Agreement.

                           (d) This Agreement shall be automatically  terminated
in the event that the Issuer determines in good faith that the Issuer or the Co-Issuer or the pool of Collateral has become required to be registered under the provisions of the Investment Company Act, and the Issuer notifies the Collateral Manager thereof.
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                           (e) Upon termination of this Agreement, neither party
shall have any further liability or obligation to the other, except as provided in Sections 2(f)(i), 10 and 15 of this Agreement.

                           (f) Any  removal  or  resignation  of the  Collateral
Manager while any Notes are Outstanding will be effective upon the appointment by the Issuer (and the acceptance in writing by such successor Collateral Manager) of a successor Collateral Manager that is an established institution which (i) has demonstrated an ability to professionally and competently perform duties similar to those imposed upon the Collateral Manager hereunder, (ii) is legally qualified and has the capacity to act as Collateral Manager hereunder, as successor to the Collateral Manager under this Agreement in the assumption of all of the responsibilities, duties and obligations of the Collateral Manager hereunder and under the applicable terms of the Indenture and (iii) shall not cause the Issuer or the Co-Issuer or the pool of Collateral to become required to register under the provisions of the Investment Company Act. The Issuer, the Trustee and the successor Collateral Manager shall take such action (or cause the outgoing Collateral Manager to take such action) consistent with this Agreement and the terms of the Indenture applicable to the Collateral Manager, as shall be necessary to effectuate any such succession.

                           (g) In the event of removal of the Collateral Manager
pursuant to this Agreement by the Issuer or, to the extent so provided in the Indenture, by the Trustee, the Issuer shall have all of the rights and remedies available with respect thereto at law or equity, and, without limiting the foregoing, the Issuer or, to the extent so provided in the Indenture, the Trustee may by notice in writing to the Collateral Manager as provided under this Agreement terminate all the rights and obligations of the Collateral Manager under this Agreement (except those that survive termination pursuant to Section 12(e) above). Upon expiration of the applicable notice period with respect to termination specified in this Section 12 or Section 14 of this Agreement, as applicable, all authority and power of the Collateral Manager under this Agreement, whether with respect to the Collateral or otherwise, shall automatically and without further action by any person or entity pass to and be vested in the successor Collateral Manager upon the appointment thereof.

                  13.      Delegation; Assignments.

                  This Agreement shall not be delegated by the Collateral Manager, in whole or in part, without the prior written consent of the Issuer and the holders of a Majority of the Aggregate Outstanding Amount of the Controlling Class of Notes and, notwithstanding any such consent, no delegation of duties by the Collateral Manager shall relieve it from any liability hereunder. Any assignment of this Agreement to any Person, in whole or in part, by the Collateral Manager shall be deemed null and void unless such assignment is consented to in writing by the Issuer and the holders of a Majority of the Aggregate Outstanding Amount of the Controlling Class of Notes. Any assignment consented to by the Issuer and such Noteholders shall bind the assignee hereunder in the same manner as the Collateral Manager is bound. In addition, the assignee shall execute and deliver to the Issuer and the Trustee a counterpart of this Agreement naming such assignee as Collateral Manager. Upon the execution and delivery of such a counterpart by the assignee, the Collateral Manager shall be released from further obligations pursuant to this Agreement, except with respect to its obligations arising under Section 10 of this Agreement prior to such assignment and except with respect to its obligations under Section 2(f)(i) and Section 15 hereof. This Agreement shall not be assigned by the Issuer without the prior written consent of the Collateral Manager and the Trustee, except in the case of assignment by the Issuer to (i) an entity which is a successor to the Issuer permitted under the Indenture, in which case such successor organization shall be bound hereunder and by the terms of said assignment in the same manner as the Issuer is bound thereunder or (ii) the Trustee as contemplated by the Indenture. In the event of any assignment by the Issuer, the Issuer shall use its best efforts to cause its successor to execute and deliver to the Collateral Manager such documents as the
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Collateral  Manager  shall  consider  reasonably  necessary to effect fully such assignment.  The Collateral  Manager hereby consents to the matters set forth in
Section 15.1 of the Indenture.

                  14.      Termination by the Issuer for Cause.

                  This Agreement may be terminated, and the Collateral Manager may be removed, by the Issuer, the Trustee or the holders of a Majority of the Aggregate Outstanding Amount of the Controlling Class of Notes, in each case for cause upon 10 days' prior written notice to the Collateral Manager and upon written notice to the Noteholders as set forth below. No such termination or removal shall be effective (i) until the date as of which a successor Collateral Manager shall have agreed in writing to assume all of the Collateral Manager's duties pursuant to this Agreement and (ii) in the case of a termination by the Issuer or the Trustee, unless written notice thereof shall have been given to the Noteholders stating that such termination shall be effective unless rejected in writing within 30 days after the date of such notice by the holders of a Majority of the Aggregate Outstanding Amount of the Controlling Class of Notes, which rejection shall not be unreasonable (except pursuant to paragraph (c) below where such notice to Noteholders shall not be required). For purposes of determining "cause" with respect to any such termination of this Agreement, such term shall mean any one of the following events:

                           (a) the Collateral  Manager  willfully  violates,  or
takes any action that it knows breaches, any provision of this Agreement or the Indenture applicable to it;

                           (b) the  Collateral  Manager  breaches in any respect
any provision of this Agreement or any terms of the Indenture applicable to it and fails to cure such breach within 30 days of its becoming aware of, or its receiving notice from, the Trustee of, such breach;

                           (c) the  Collateral  Manager is wound up or dissolved
or there is appointed over it or a substantial portion of its assets a receiver, administrator, administrative receiver, trustee or similar officer; or the Collateral Manager (i) ceases to be able to, or admits in writing its inability to, pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, its creditors generally; (ii) applies for or consents (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) of the Collateral Manager or of any substantial part of its properties or assets, or authorizes such an application or consent, or proceedings seeking such appointment are commenced without such authorization, consent or application against the Collateral Manager and continue undismissed for 60 days;
(iii) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency or dissolution, or authorizes such application or consent, or proceedings to such end are instituted against the Collateral Manager without such authorization, application or consent and are approved as properly instituted and remain undismissed for 60 days or result in adjudication of bankruptcy or insolvency; or (iv) permits or suffers all or any substantial part of its properties or assets to be sequestered or attached by court order and the order remains undismissed for 60 days;

                           (d) the  occurrence  of any  Event of  Default  under
Section 5.1(a) or Section 5.1(b) of the Indenture or an Event of Default that results from any breach by the Collateral Manager of its duties under the Indenture or hereunder;
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
                           (e)  the  occurrence  of an  act  by  the  Collateral
Manager that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, or the Collateral Manager being indicted for a criminal offense materially related to its primary businesses; or

                           (f) a Change of Control  shall occur with  respect to
the Collateral Manager.

                  If any of the events specified in this Section 14 shall occur, the Collateral Manager shall give prompt written notice thereof to the Issuer, the Trustee and the holders of all outstanding Notes upon the Collateral Manager's becoming aware of the occurrence of such event. A Majority of the Aggregate Outstanding Amount of the Controlling Class of Notes may waive any event described in (a), (b), (d), (e) or (f) above as a basis for termination of this Agreement and removal of the Collateral Manager under this Section 14.

                  15.      Action Upon Termination.

                           (a) Upon the effective  date of  termination  of this
Agreement, the Collateral Manager shall as soon as practicable:

                                        (i)  deliver to the Issuer all  property
         and documents of the Trustee or the Issuer or otherwise relating to the Collateral then in the custody of the Collateral Manager; and

                                        (ii)   deliver   to   the   Trustee   an
         accounting with respect to the books and records delivered to the Trustee or the successor Collateral Manager appointed pursuant to
         Section 12(f) hereof.

                  Notwithstanding such termination, the Collateral Manager shall remain liable to the extent set forth herein (but subject to Section 10 hereof) for its acts or omissions hereunder arising prior to termination and for any expenses, losses, damages, liabilities, demands, charges and claims (including reasonable attorneys' fees) in respect of or arising out of a breach of the representations and warranties made by the Collateral Manager in Section 16(b) hereof or from any failure of the Collateral Manager to comply with the provisions of this Section 15.

                           (b)   The    Collateral    Manager    agrees    that,
notwithstanding any termination, it shall reasonably cooperate in any Proceeding arising in connection with this Agreement, the Indenture or any of the Collateral (excluding any such Proceeding in which claims are asserted against the Collateral Manager or any Affiliate of the Collateral Manager) upon receipt of appropriate indemnification and expense reimbursement.

                  16.      Representations and Warranties.

                           (a) The Issuer hereby  represents and warrants to the
Collateral Manager as follows:

                                        (i)   The    Issuer    has   been   duly
         incorporated and is validly existing under the laws of the Cayman Islands, has the full corporate power and authority to own its assets and the securities proposed to be owned by it and included in the Collateral and to transact the business in which it is presently engaged and is duly qualified under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires, or the performance of its obligations under this Agreement, the Indenture or the Notes would require, such qualification, except for failures to be so qualified, authorized or licensed that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Issuer.
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                                        (ii) The Issuer has full corporate power
         and authority to execute, deliver and perform this Agreement, the Indenture and the Notes and all obligations required hereunder, under the Indenture and the Notes and has taken all necessary action to authorize this Agreement, the Indenture and the Notes on the terms and
         conditions   hereof  and  thereof  and  the  execution,   delivery  and
         performance  of this  Agreement,  the  Indenture  and the Notes and the
         performance   of  all   obligations   imposed  upon  it  hereunder  and
         thereunder.   No  consent  of  any  other  person  including,   without
         limitation, stockholders and creditors of the Issuer, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, other than those that may be required under state securities or "blue sky" laws and those that have been or shall be obtained in connection with the Indenture and the issuance of the Notes, is required by the Issuer in connection with this Agreement, the Indenture or the Notes or the execution, delivery, performance, validity or enforceability of this Agreement, the Indenture or the Notes or the obligations imposed upon it hereunder or thereunder. This Agreement constitutes, and each instrument or document required hereunder, when executed and delivered hereunder, shall constitute, the legally valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, subject to (a) the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors' rights and (b) general equitable principles.

                                        (iii)  The   execution,   delivery   and
         performance of this Agreement and the documents and instruments required hereunder shall not violate any provision of any existing law or regulation binding on the Issuer, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Issuer, or the Governing Instruments of, or any securities issued by, the Issuer or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Issuer is a party or by which the Issuer or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of the Issuer, and shall not result in or require the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking (other than the lien of the Indenture).

                                        (iv) The Issuer is not in  violation  of
         its Governing Instruments or in breach or violation of or in default under the Indenture or any contract or agreement to which it is a party or by which it or any of its assets may be bound, or any applicable statute or any rule, regulation or order of any court, government agency or body having jurisdiction over the Issuer or its properties, the breach or violation of which or default under which would have a material adverse effect on the validity or enforceability of this Agreement or the performance by the Issuer of its duties hereunder.

                                        (v)  True  and  complete  copies  of the
         Indenture and the Issuer's Governing Instruments have been delivered to the Collateral Manager.

                  The Issuer agrees to deliver a true and complete copy of each amendment to the documents referred to in Section 16(a)(v) above to the Collateral Manager as promptly as practicable after its adoption or execution.

                           (b) The  Collateral  Manager  hereby  represents  and
warrants to the Issuer as follows:

                                        (i)   The   Collateral   Manager   is  a
         corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own its assets and to transact the business in which it is currently engaged and is duly qualified and in
                                       73
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         good standing under the laws of each  jurisdiction  where its ownership or lease of property or the conduct of its business requires, or the performance of this Agreement would require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or on the ability of the Collateral Manager to perform its obligations under, or on the validity or enforceability of, this Agreement and the provisions of the Indenture applicable to the Collateral Manager.

                                        (ii)  The  Collateral  Manager  has full
         power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and under the provisions of the Indenture applicable to the Collateral Manager, and has taken all necessary action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder and under the terms of the Indenture applicable to the Collateral Manager. No consent of any other person, including, without limitation, creditors of the Collateral Manager, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Collateral Manager in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement or the obligations required hereunder or under the terms of the Indenture applicable to the Collateral Manager. This Agreement has been, and each instrument and document required hereunder or under the terms of the Indenture shall be, executed and delivered by a duly authorized officer of the Collateral Manager, and this Agreement constitutes, and each instrument and document required hereunder or under the terms of the Indenture when executed and delivered by the Collateral Manager hereunder or under the terms of the Indenture shall constitute, the valid and legally binding obligations of the Collateral Manager enforceable against the Collateral Manager in accordance with their terms, subject to (a) the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors' rights and (b) general equitable principles.

                                        (iii)  The   execution,   delivery   and
         performance of this Agreement and the terms of the Indenture applicable to the Collateral Manager and the documents and instruments required hereunder or under the terms of the Indenture shall not violate or conflict with any provision of any existing law or regulation binding on the Collateral Manager, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the
         Collateral Manager, or the organizational documents of, or any securities issued by the Collateral Manager or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Collateral Manager is a party or by which the Collateral Manager or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or its ability to perform its obligations under this Agreement, and shall not result in or require the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

                                        (iv) There is no charge,  investigation,
         action, suit or proceeding before or by any court pending or, to the best knowledge of the Collateral Manager, threatened that, if determined adversely to the Collateral Manager, would have a material adverse effect upon the performance by the Collateral Manager of its duties under, or on the validity or enforceability of, this Agreement and the provisions of the Indenture applicable to the Collateral Manager hereunder.

                                        (v) The Collateral Manager is registered
         as an investment advisor under the United States Investment Advisers Act of 1940, as amended.
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                                        (vi)   The    Collateral    Manager   is
         authorized to carry on its business in the United States.

                                        (vii) The  Collateral  Manager is not in
         violation of its Governing Instruments or in breach or violation of or in default under any contract or agreement to which it is a party or by which it or any of its property may be bound, or any applicable statute or any rule, regulation or order of any court, government agency or body having jurisdiction over the Collateral Manager or its properties, the breach or violation of which or default under which would have a material adverse effect on the validity or enforceability of this Agreement or the provisions of the Indenture applicable to the Collateral Manager, or the performance by the Collateral Manager of its duties hereunder or thereunder.

                                        (viii)   The   Section   entitled   "The
         Collateral Manager" and any other information concerning the Collateral Manager contained in the Offering Memorandum is true in all material respects and does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  17.      Notices.

                  Unless expressly provided otherwise herein, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing (including by telecopy) and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, or, in the case of telecopy notice, when received in legible form, addressed as set forth below:

                           (a)      If to the Issuer:

                                    ML CLO XII Pilgrim America (Cayman) Ltd.
                                    c/o Queensgate SPV Services Limited
                                    P.O. Box 1093 GT, Ugland House
                                    South Church Street
                                    George Town
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies
                                    Telephone:  (345) 945-7009
                                    Telecopy:  (345) 945-7100
                                    Attention:  The Directors


                                    with a copy to:

                                    Cleary, Gottlieb, Steen & Hamilton
                                    One Liberty Plaza
                                    New York, New York 10006
                                    Telephone:  (212) 225-2000
                                    Telecopy:  (212) 225-3999
                                    Attention:  Raymond B. Check, Esq.
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                           (b)      If to the Collateral Manager:

                                    Pilgrim America Investments, Inc.,
                                    Two Renaissance Square
                                    40 North Central Avenue, Suite 1200
                                    Phoenix, AZ 85004-4424
                                    Telephone:  (602) 417-8111
                                    Telecopy:  (602) 417-8301
                                    Attention:  James R. Reis, Vice Chairman

                                    with a copy to:

                                    Mayer Brown & Platt
                                    190 South LaSalle Street
                                    Chicago, IL 60603-3441
                                    Telephone:  (312) 782-0600
                                    Telecopy:  (312) 701-7711
                                    Attention:  J. Paul Forrester



                           (c)      If to the Trustee:

                                    State Street Bank & Trust Co.
                                    2 International Place
                                    Boston, MA 02110-2804
                                    Telephone:  (617) 664-5482
                                    Telecopy: (617) 664-5367
                                    Attention:  Raymond Wellaby


                           (d)      If to the Noteholders:

                                    At their  respective  addresses set forth on
the Note Register.

                  Any party may alter the address or telecopy number to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 17 for the giving of notice.

                  18.      Binding Nature of Agreement; Successors and Assigns.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided herein.

                  19.      Entire Agreement.

                  This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage
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
of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing executed by the parties hereto.

                  20.      Conflict with the Indenture.

                  Subject to the last two sentences of Section 2(a), if this Agreement requires any action to be taken with respect to any matter and the Indenture requires that a different action be taken with respect to such matter, and such actions are mutually exclusive, the provisions of the Indenture in respect thereof shall control.

                  21.      Priority of Payments.

                  The Collateral Manager agrees that the payment of all amounts to which it is entitled pursuant to this Agreement and the Indenture shall be due and payable only in accordance with the priorities set forth in the Indenture and only to the extent funds are available for such payments in accordance with such priorities. The Collateral Manager hereby consents to the collateral assignment of this Agreement as provided in the Indenture.

                  22.      Governing Law.

                  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

                  23.      Indulgences Not Waivers.

                  Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  24.      Costs and Expenses.

                  The costs and expenses (including the fees and disbursements of counsel and accountants) incurred by the Collateral Manager in connection with the negotiation and preparation of and the execution of this Agreement, and all matters incident thereto, shall be borne by the Collateral Manager.

                  25.      Titles Not to Affect Interpretation.

                  The titles of paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

                  26.      Execution in Counterparts.

                  This Agreement may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  27.      Provisions Separable.

                  In case any provision in this Agreement shall be invalid, illegal or unenforceable as written, such provision shall be construed in the manner most closely resembling the apparent intent of the parties with respect to such provision so as to be valid, legal and enforceable; provided, however, that if there is no basis for such a construction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability and, unless the ineffectiveness of such provision destroys the basis of the bargain for one of the parties to this Agreement, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby.

                  28.      Number and Gender.

                  Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

                  29.      Third Party Beneficiaries.

                  The Issuer and the Collateral Manager agree that Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated are intended third party beneficiaries of Section 16(b)(viii) of this Agreement.

                  30.      Miscellaneous.

                  In the event that any vote is solicited with respect to any Collateral Debt Security or Equity Security, the Collateral Manager, on behalf of the Issuer, shall vote or refrain from voting any such security in any manner permitted by the Indenture that the Collateral Manager has determined in its reasonable judgment will be in the best interests of the Noteholders. In addition, with respect to any Defaulted Security, the Collateral Manager, on behalf of the Issuer, may instruct the trustee for such Defaulted Security to enforce the Issuer's rights under the Underlying Documents governing such Defaulted Security and any applicable law, rule or regulation in any manner permitted under the Indenture that the Collateral Manager has determined in its reasonable judgment will be in the best interests of the Noteholders. In the event any Offer is made with respect to any Collateral Debt Security or Equity Security, the Collateral Manager, on behalf of the Issuer, may take such action as is permitted by the Indenture and that Collateral Manager has determined in its reasonable judgment will be in the best interests of the Noteholders.

                  In connection with taking or omitting any action under the Indenture or this Agreement, the Collateral Manager may consult with counsel and may rely in good faith on the advice of such counsel or any opinion of counsel.

                  Without prejudice to Section 14(f) hereof, any corporation, partnership or limited liability company into which the Collateral Manager may be merged or converted or with which it may be consolidated, or any corporation, partnership or limited liability company resulting from any merger, conversion or consolidation to which the Collateral Manager shall be a party, or any corporation, partnership or limited liability company succeeding to all or substantially all of the collateral management business of the Collateral Manager, shall be the successor to the Collateral Manager without any further action by the Collateral Manager, the Issuer, the Co-Issuer, the Trustee, the Noteholders or any other person or entity.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                        PILGRIM AMERICA INVESTMENTS, INC.


                        By:___________________________________
                               Name:
                               Title:


                        ML CLO XII PILGRIM AMERICA
                        (CAYMAN) LTD.


                        By:____________________________________
                               Name:
                               Title:





Acknowledged by

STATE STREET BANK & TRUST COMPANY


By:_________________________________
         Name:
         Title:
                                       79